Bank loan	12 Months Ended
Mar. 31, 2013
Bank loan [Abstract]
Bank loan
11	Bank loan

On June 27, 2011, the Group borrowed RMB45,000 from Hua Xia Bank, a commercial bank in the PRC. The term of the loan was one year. The Group repaid the bank loan in full on June 27, 2012.

On July 11, 2012, the Group borrowed RMB50,000 (US$8,050) from Hangzhou Bank, a commercial bank in the PRC. The term of the loan is one year. The loan bears a floating interest rate equaling to 120% of the base lending rate quoted by the People's Bank of China, which is adjusted on the 20th day of the third month of each quarter. As of March 31, 2013, the bank loan bears interest at 7.2% per annum. The bank loan has been repaid in full upon maturity on July 10, 2013.